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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 30, 1997

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-12771                                        95-3630868
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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                                    FORM 8-K

ITEM 5.     OTHER EVENTS.

            Registrant's subsidiary, Syntonic Technology, Inc., doing business as TransCore, files herewith the Annual Report on Form 11-K for the TransCore Retirement Savings Plan, previously known as the Syntonic Technology, Inc. Retirement Savings Plan, for the plan year ended December 31, 1996.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)         Exhibits.

                   99. Annual Report of the TransCore Retirement Savings Plan for the plan year ended December 31, 1996.





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                SCIENCE APPLICATIONS
                                            INTERNATIONAL CORPORATION



Date:   June 30, 1997                       By:  /s/ J.D. HEIPT
                                               ------------------------------
                                                   J. D. Heipt
                                            Its:   Senior Vice President
                                                   and Corporate Secretary